UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

(Name of Registrant as Specified in its Charter)
_________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your **Vote** Counts!

CONSTELLATION BRANDS, INC.

2022 Annual Meeting
Vote by July 18, 2022
11:59 PM ET

Constellation Brands

CONSTELLATION BRANDS, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

D86325-P75882

You invested in CONSTELLATION BRANDS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on July 19, 2022.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 5, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

July 19, 2022
11:00 AM EDT

Virtually at:
www.virtualshareholdermeeting.com/STZ2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
Class A Stockholders 1. Election of Directors **Nominees:** 01) Jennifer M. Daniels 02) Jeremy S.G. Fowden 03) Jose Manuel Madero Garza 04) Daniel J. McCarthy	For
2. To ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending February 28, 2023.	For
3. To approve, by an advisory vote, the compensation of the Company's named executive officers as disclosed in the Proxy Statement.	For

NOTE: In their discretion, the proxies are authorized to act on such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D86326-P75882

Your **Vote** Counts!

CONSTELLATION BRANDS, INC.

2022 Annual Meeting
Vote by July 18, 2022
11:59 PM ET

Constellation Brands

CONSTELLATION BRANDS, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

D86327-Z82831

You invested in CONSTELLATION BRANDS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on July 19, 2022.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 5, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

July 19, 2022
11:00 AM EDT

Virtually at:
www.virtualshareholdermeeting.com/STZ2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
Class B Stockholders 1. Election of Directors **Nominees:** 01) Christy Clark 02) Nicholas I. Fink 03) Ernesto M. Hernandez 04) Susan Somersille Johnson 05) James A. Locke III 06) William A. Newlands 07) Richard Sands 08) Robert Sands 09) Judy A. Schmeling	For
2. To ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending February 28, 2023.	For
3. To approve, by an advisory vote, the compensation of the Company's named executive officers as disclosed in the Proxy Statement.	For

NOTE: In their discretion, the proxies are authorized to act on such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D86328-Z82831